SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934
DATE OF REPORT:
February 14, 2008
(Date of Earliest Event Reported)
INDEPENDENT BANK CORP.
(Exact Name of Registrant as Specified in Charter)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Executive Compensation: Stock Option Award Grants
     On February 14, 2008 Independent Bank Corp. (the “Company”) awarded options to acquire shares of the Company’s Common Stock pursuant to the Independent Bank Corp. 2005 Employee Stock Option Plan (the “2005 Plan”) at a strike price of $28.27 to employees of the Company and/or the Company’s wholly-owned banking subsidiary Rockland Trust Company (“Rockland Trust”). In connection with that award the Company also awarded options to Executive Officers of the Company and/or of Rockland Trust from the 2005 Plan at the same strike price, as follows:

Executive Officer	Position	# Shares Subject To Option
Christopher Oddleifson	President and Chief Executive Officer of the Company and of Rockland Trust	40,000

Raymond G. Fuerschbach	Senior Vice President, Human Resources, of Rockland Trust	8,500

Edward F. Jankowski	Chief Technology and Operations Officer of Rockland Trust	8,500

Jane L. Lundquist	Executive Vice President (Director of Retail Banking and Corporate Marketing) of Rockland Trust	15,000

Gerard F. Nadeau	Executive Vice President, Commercial Lending Division of Rockland Trust	15,000

Edward H. Seksay	General Counsel of the Company and of Rockland Trust	10,000

Denis K. Sheahan	Chief Financial Officer of the Company and of Rockland Trust	17,000
The 2005 Plan is incorporated by reference to the Company’s Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders which was filed with the Securities Exchange Commission on March 11, 2005.
     The stock options granted to Executive Officers were awarded with the same vesting schedule and term used for the stock option awards simultaneously made to all other Rockland Trust officers, namely a schedule that calls for vesting in equal annual increments over the five year period from the date of grant (i.e., one-fifth vesting on each of February 14, 2009, February 14, 2010, February 14, 2011, February 14, 2012, and February 14, 2013) and a ten year term from the date of grant (i.e., expiring on February 14, 2018). The form of Option Agreements that will be used for the Executive Officers are incorporated by reference to the exhibits from the Form 8-K filed by the Company on December 20, 2005.
Board Approves Cash Incentive Plan For Executive Officers:
On February 14, 2008 the Company’s Board of Directors approved the Independent Bank Corp. And Rockland Trust Company 2008 Executive Officer Performance Incentive Plan (the “Executive Incentive Plan”). The Executive Incentive Plan defines an “Award” as a cash incentive payment made pursuant to the Executive Incentive Plan, determined as follows:
•	The CEO’s Award will be determined by the product of the CEO’s Target Award multiplied by the Bank Performance Adjustment Factor;
•	Awards for all Executive Officers other than the CEO will be determined from the product of the Participant’s Target Award multiplied by the Bank Performance Adjustment Factor and multiplied by the Participant’s Individual Performance Adjustment Factor.
The Award payable to any Participant, therefore, may be less than or more than the Participant’s Target Award, depending upon: the Company’s performance against the criteria used to determine the Bank Performance Adjustment Factor; and, in the case of Executive Officers other than the CEO, the Individual Performance Adjustment Factor.
The Executive Incentive Plan defines “Target Award” as an Executive Officer’s base salary on November 1, 2008 multiplied by the target percentage established for that Executive Officer, and establishes the following target percentages:

Executive Officer	Target Percentage
Christopher Oddleifson	Forty-Five Percent (45%)

Raymond G. Fuerschbach	Twenty Percent (20%)

Edward F. Jankowski	Twenty Percent (20%)

Jane L. Lundquist	Thirty Percent (30%)

Gerard F. Nadeau	Thirty Percent (30%)

Edward H. Seksay	Twenty Percent (20%)

Denis K. Sheahan	Thirty Percent (30%)
The Executive Incentive Plan defines the Bank Performance Adjustment Factor as a factor determined by the level of the Company’s performance against criteria for Operating Earnings Per Share measured before incentive payments to Executive Officers and all other Rockland Trust officers (“Operating EPS Before Incentive”). The range of the Bank Performance Adjustment Factor is as follows:

	Threshold	Target	Maximum
CEO Range for Bank Performance Adjustment Factor	Twenty-Five Percent (25%)	One Hundred Percent (100%)	Two Hundred Percent (200%)

Range of Bank Performance Adjustment Factor for all other Executive Officers	Fifty Percent (50%)	One Hundred Percent (100%)	One Hundred Twenty Five Percent (125%)
If, however, specified threshold levels for either Return On Average Equity or Return On Average Assets are not met, the Bank Performance Adjustment Factor percentage will be reduced to Seventy-Five Percent (75%) of what the Bank Performance Adjustment Factor percentage would have been using only the Operating EPS Before Incentive criteria.
The Individual Performance Adjustment Factor is not applicable to the CEO. For all Executive Officers other than the CEO, the Individual Performance Adjustment Factor will be within a possible range from zero (0.0) to one and seven-tenths (1.70) based upon an evaluation of the Executive Officer’s individual performance.
The Executive Incentive Plan will be administered by the Board of the Company based upon the recommendations of the Compensation Committee of the Board. All determinations regarding the achievement of any performance goals, the achievement of individual performance goals and objectives, and the amount of any individual Award will be made by the Board, in its sole and absolute discretion, based upon the recommendations of the Compensation Committee. The Board’s determinations under the Executive Incentive Plan need not be uniform and may be made selectively among persons who receive, or who are eligible to receive, an Award. Notwithstanding any other provision of the Executive Incentive Plan to the contrary, the Board reserves the right, in its sole and absolute discretion, to: make adjustments to the Bank Performance Adjustment Factor, within the range of parameters set forth in the Executive Incentive Plan, based upon one-time, non-recurring, or extraordinary events or any other reason that the Board deems appropriate; adjust any Awards by considering factors such as regulatory compliance and credit quality; increase the award for the CEO up to a maximum of 1.25 times the amount that would be called for by the product of the CEO’s Target Award multiplied by the Bank Performance Adjustment Factor; and, to reduce, including a reduction to zero, any Award to an Executive Officer otherwise payable.
A copy of the Executive Incentive Plan is attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS
Chief Executive Officer Trading Plan
Effective as of February 14, 2008 Charles Schwab & Son, Inc. (the “Broker”) entered into a Trading Plan adopted in accordance with the provisions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, with Christopher Oddleifson, President and Chief Executive Officer of the Company. Pursuant to the Trading Plan, the Broker is instructed to purchase 150 shares of the Company’s common stock for Mr. Oddleifson, at market rates, on the first trading day of each calendar month beginning in March 2008 and ending in February 2009.
Also, see Item 1.01 above regarding Executive Compensation: Stock Option Award Grants and Board Approval of 2007 Cash Incentive Plan For Chief Executive Officer and Executive Officers.
SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.
                                 INDEPENDENT BANK CORP.

DATE: February 21, 2008	BY:	/s/ Edward H. Seksay

EDWARD H. SEKSAY
GENERAL COUNSEL

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